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                                                                    Exhibit 1(c)

                             Articles Supplementary
         Increasing the Authorized Capital Stock of the Corporation and
                  Creating an Additional Class of Common Stock

     Mercury Funds, Inc. (hereinafter called the "Corporation"), a Maryland corporation, having its principal office in the State of Maryland in the City of Baltimore, hereby certifies to the State Department of Assessments and Taxation of the State of Maryland that:

1. The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended, with the authority to issue Eleven Billion (11,000,000,000) shares of capital stock as follows:

     Series and Classes                              Number of Authorized Shares

Merrill Lynch Pan-European Growth Fund
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000
     Class D Common Stock                                      100,000,000

Merrill Lynch International Fund
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000
     Class D Common Stock                                      100,000,000

Merrill Lynch Global Balanced Fund
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000
     Class D Common Stock                                      100,000,000

Mercury Japan Capital Fund
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury U.S. Small Cap Growth Fund
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

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     Series and Classes                              Number of Authorized Shares

Mercury U.S. Large Cap Fund
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      300,000,000
     Class C Common Stock                                      100,000,000

Mercury Emerging Economies Fund
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Select Growth Fund
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 9
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 10
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 11
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 12
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

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     Series and Classes                              Number of Authorized Shares

Mercury Fund 13
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 14
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 15
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 16
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 17
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 18
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 19
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

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     Series and Classes                              Number of Authorized Shares

Mercury Fund 20
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 21
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 22
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 23
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 24
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 25
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

Mercury Fund 26
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

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     Series and Classes                              Number of Authorized Shares

Mercury Fund 27
     Class I Common Stock                                      100,000,000
     Class A Common Stock                                      100,000,000
     Class B Common Stock                                      100,000,000
     Class C Common Stock                                      100,000,000

                                                          Total: 11,000,000,000


     All shares of all classes of the Corporation's capital stock have a par value of One Hundreth of One Cent ($0.0001) per share, and an aggregate par value of One Million One Hundred Thousand Dollars ($1,100,000).

2.   The Board of Directors of the Corporation, acting in accordance with
     Section 2-105(c) of the Maryland General Corporation Law and Article IV, paragraph (3) of the Fourth Articles of Amendment and Restatement, hereby increases the total number of authorized shares of Common Stock of the Corporation by Four Hundred Million (400,000,000) and designates such newly authorized shares as Class R Common Stock.

3. The preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of Class R Common Stock are as follows:

     The Class R Common Stock of the Corporation shall represent the same interest in the Corporation and have identical preferences, designations, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as the Class B Common Stock as of the date of these Articles Supplementary, except as otherwise set forth in the Corporation's charter and further except that:

     (i) Expenses related to the distribution of the Class R Common Stock shall be borne solely by such class and such class shall have exclusive voting rights with respect to matters relating to the expenses being borne solely by such class; and

     (ii) Such distribution expenses borne solely by Class R Common Stock shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of such class.

4. After this increase in the number of authorized shares and the classification of the newly authorized shares as Class R Common Stock, the Corporation will have the authority to issue Eleven Billion Four Hundred Million (11,400,000,000) shares of capital stock as follows:

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     Series and Classes                              Number of Authorized Shares

Merrill Lynch Pan-European Growth Fund
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000
     Class D Common Stock                                     100,000,000
     Class R Common Stock                                     100,000,000

Merrill Lynch International Fund
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000
     Class D Common Stock                                     100,000,000
     Class R Common Stock                                     100,000,000

Merrill Lynch Global Balanced Fund
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000
     Class D Common Stock                                     100,000,000
     Class R Common Stock                                     100,000,000

Mercury Japan Capital Fund
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury U.S. Small Cap Growth Fund
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000
     Class R Common Stock                                     100,000,000

Mercury U.S. Large Cap Fund
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     300,000,000
     Class C Common Stock                                     100,000,000

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     Series and Classes                              Number of Authorized Shares

Mercury Emerging Economies Fund
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Select Growth Fund
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 9
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 10
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 11
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 12
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 13
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

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     Series and Classes                              Number of Authorized Shares

Mercury Fund 14
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 15
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 16
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 17
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 18
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 19
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 20
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

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     Series and Classes                              Number of Authorized Shares

Mercury Fund 21
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 22
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 23
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 24
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 25
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 26
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

Mercury Fund 27
     Class I Common Stock                                     100,000,000
     Class A Common Stock                                     100,000,000
     Class B Common Stock                                     100,000,000
     Class C Common Stock                                     100,000,000

                                                           Total: 11,400,000,000



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After this increase, all shares of all classes of the Corporation's capital stock will have a par value of One Hundreth of One Cent ($0.0001) per share, and an aggregate par value of One Million Four Hundred Ten Thousand Dollars ($1,410,000).

     IN WITNESS WHEREOF, Mercury Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on January 31, 2003.

                                                 Mercury Funds, Inc.



                                          By:    /s/ Terry K. Glenn
                                                 -------------------------------
                                                 Terry K. Glenn
                                                 President

Attest:



/s/ Susan B. Baker
-----------------------
Susan B. Baker
Secretary


     The undersigned, President of Mercury Funds, Inc. who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



Dated:   January 31, 2003                        /s/ Terry K. Glenn
                                                 -------------------------------
                                                 Terry K. Glenn
                                                 President

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